UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2024

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Warrant	MNTN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MNTN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MNTN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On November 6, 2024, Jacqueline S. Shoback resigned as Chief Operating Officer and as a member of the Board of Directors (the “Board”) of Everest Consolidator Acquisition Corporation (the “Company”), effective November 23, 2024. Ms. Shoback did not resign from the Board as a result of any disagreement on any matter relating to the Company’s operations, policies or practices.

On November 6, 2024, Rebecca Macieira-Kaufmann resigned as a member of the Board of the Company, effective November 23, 2024. Ms. Macieira-Kaufmann did not resign from the Board as a result of any disagreement on any matter relating to the Company’s operations, policies or practices. Ms. Macieira-Kaufmann had served as the Chairwoman of the Board’s Compensation Committee.

On November 6, 2024, Elizabeth Mora resigned as a member of the Board of the Company, effective November 23, 2024. Ms. Mora did not resign from the Board as a result of any disagreement on any matter relating to the Company’s operations, policies or practices. Ms. Mora had served as the Chairwoman of the Board’s Audit Committee.

On November 6, 2024, Peter K. Scaturro resigned as a member of the Board of the Company, effective November 23, 2024. Mr. Scaturro did not resign from the Board as a result of any disagreement on any matter relating to the Company’s operations, policies or practices. Mr. Scaturro had served as the Lead Independent Director of the Board and the Chairman of the Board’s Nominating and Corporate Governance Committee.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2024	Everest Consolidator Acquisition Corporation

	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer

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